Revolution Value Variable Annuity Prospectus PREVIOUSLY ISSUED CONTRACTS

May 1, 2017, as supplemented on May 30, 2017

This Prospectus describes interests in the Revolution Value deferred payment Variable Annuity Contracts that were previously issued by John Hancock Life Insurance Company (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA.

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Separate Account”). Each Subaccount invests in one of the following Portfolios that corresponds to a Variable Investment Option we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	M FUND, INC. M Capital Appreciation Fund[2]
500 Index Trust B	Lifestyle Balanced MVP	M International Equity Fund[2]
Active Bond Trust	Lifestyle Balanced PS Series	M Large Cap Growth Fund[2]
Blue Chip Growth Trust	Mid Cap Index Trust	M Large Cap Value Fund[2]
Capital Appreciation Trust	Mid Cap Stock Trust
Core Bond Trust	Mid Value Trust
Core Strategy Trust	Money Market Trust
Equity Income Trust	Real Estate Securities Trust
Financial Industries Trust	Short Term Government Income Trust
Fundamental All Cap Core Trust	Small Cap Growth Trust
Global Bond Trust	Small Cap Index Trust[1]
Health Sciences Trust	Small Cap Value Trust
High Yield Trust	Total Bond Market Trust B
International Equity Index Trust B	Total Stock Market Index Trust
International Value Trust	Ultra Short Term Bond Trust

[1]	Not available for Contracts issued after April 30, 2003.
[2]	Available only for Contracts purchased through registered representatives affiliated with the M Financial Group. Subject to restrictions (see “IV. Basic Information – Allocation of Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center
Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 824-0335	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

0517:RVAVIP	Revolution Value 2017

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and its Maturity Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Period: The period when we make annuity payments to you following the Maturity Date.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock Life Insurance Company (U.S.A.).

Contract: The Variable Annuity contract described by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of the Company’s assets other than assets in its Separate Account or any other separate account that it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which was not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this Prospectus as “you.”

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in a Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account Q. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the Separate Account.

Surrender Value: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of the Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust or in a corresponding Portfolio of M Fund, Inc. (we refer to the John Hancock Variable Insurance Trust and M Fund, Inc. as the “Series Portfolios.”) The Series Portfolios are so-called “series” type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

Restrictions on the M Fund, Inc. Investment Options. You are not permitted to make new investments in the M Capital Appreciation Investment Option, M International Equity Investment Option, M Large Cap Growth Investment Option, or the M Large Cap Value Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the M Capital Appreciation Investment Option, M International Equity Investment Option, M Large Cap Growth Investment Option, or the M Large Cap Value Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (for more information on transfer restrictions, please see “Transfers Among Investment Options”).

For amounts you do not wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract Value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a “market value adjustment.”

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you would have been issued a group certificate. If that is the case, the word “Contract” as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the Section 403(b) Plan through your employer, the 403(b) Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may have accepted, rejected or modified any of the terms of a proposed Information Sharing Agreement presented to us, and we may not have entered into an Information Sharing Agreement with your Section 403(b) Plan.

For more information regarding Section 403(b) Plans, please see “IX. Federal Tax Matters – Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. You should review your Contract, or contact the Annuities Service Center, for additional information. You should disregard all references in the Prospectus to benefits that are not available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering Contract. The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as the fees and expenses you pay when you make Additional Purchase Payments under the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses[1]	Revolution Value
Withdrawal Charge (as % of amount withdrawn or surrendered)[2]	7% for the 1st year 6% for the 2nd year 5% for the 3rd year 4% for the 4th year 3% for the 5th year 2% for the 6th year 1% for the 7th year 0% thereafter
Maximum transfer charge[3]	$25

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

[3]	This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you pay periodically during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level.

Revolution Value Variable Annuity
Maximum Annual Contract Fee[1]	$50
Current Annual Contract Fee[2]	$30
Separate Account Annual Expenses (as a percentage of Contract Value in the Variable Investment Options)[3]
Asset-Based Charge[4]	1.25%
Optional Benefit Rider Charges (as a percentage of your Contract’s total value unless otherwise stated)[5]
Accumulated Value Enhancement (“CARESolutions Plus”) Rider (as a percentage of your initial Purchase Payment)[6]	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	0.25%
Enhanced Death Benefit Rider[7]	0.25%
Guaranteed Retirement Income Benefit Rider[8]	0.30%
Waiver of Withdrawal Charge (“CARESolutions”) Rider[9]	0.10%

[1]	This charge is not currently imposed, and would only apply to Revolution Value Contracts of less than $50,000.

[2]	This charge applies only to Revolution Value Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

[3]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options or in the guarantee rate account under our dollar-cost averaging value program.

[4]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

[5]	Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

[6]	This Rider was available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

[7]	In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

[8]	This Rider was not available for Contracts issued after April 30, 2004.

[9]	The charge is shown as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2016)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees and other expenses	0.25%	1.12%

Examples

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - maximum Portfolio-level total operating expenses

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,061	$1,749	$2,447	$4,418
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$431	$1,300	$2,178	$4,418

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - minimum Portfolio-level total operating expenses

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$784	$925	$1,092	$1,808
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$154	$479	$827	$1,808

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. Basic Information

What is the Contract?

The Contract is a deferred payment Variable Annuity contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Because this Contract is also a “deferred payment” contract, the annuity payments will begin on a future date, called the Contract’s Maturity Date. Under a “variable annuity” contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity was provided under a master group contract, the term “Contract” as used in this Prospectus refers to the certificate you were issued and not to the master group contract.

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue.

Who owns the Contract?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

Is the Owner also the Annuitant?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant if that person met our underwriting standards.

How can I invest money in a Contract?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract Value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

Minimum Initial Purchase Payment	Minimum Additional Purchase Payment	Minimum Direct Deposit Additional Purchase Payment
$5,000	$200	$100

Currently, we do not enforce these minimum Additional Purchase Payment amounts, but we may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five (5) Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

Limits on Additional Purchase Payments

You can make Additional Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1 million. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date, until the age limit shown below:

If your Contract is used to fund	You may not make any Purchase Payments after the Annuitant reaches age
A Qualified Plan	70 1⁄2[1]
A Non-Qualified Plan	85
[1]	Except for a Roth IRA, which has an age limit of 85.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check must be:

●	drawn on a U.S. bank;
●	drawn in U.S. dollars; and
●	made payable to “John Hancock” and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we credit it to your Contract on the next Business Day. We will promptly return any Additional Purchase Payment not in Good Order.

We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

How will the value of my investment in the Contract change over time?

Variable Investment Options

You may invest in any of the Variable Investment Options (subject to any restrictions). Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolios of the Variable Investment Options you select and/or upon the interest we credit on each Fixed Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, please consider the features of other variable annuity contracts offered by us or by other life insurance companies, before submitting an Additional Purchase Payment.

Fixed Investment Options

The amount you’ve invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, “surrender” or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This “market value adjustment” (or “MVA”) imposes investment risks on you. We describe how the market value adjustments work in “Calculation of Market Value Adjustment (“MVA”).”

What annuity benefits does the Contract provide?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, please exercise care in selecting your choices that are in effect on the Maturity Date.

You should carefully review the discussion under “VIII. The Annuity Period” for information about all of these choices you can make.

To what extent can John Hancock USA vary the terms and conditions of the Contracts?

State Insurance Law Requirements

Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances resulted in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used, if any; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

How can I change my Contract’s Investment Options?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) into which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated at any time (subject to restrictions described below). Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “VIII. The Annuity Period.”

Restrictions on the M Fund, Inc. Investment Options. You are not permitted to make new investments in the M Capital Appreciation Investment Option, M International Equity Investment Option, M Large Cap Growth Investment Option, or the M Large Cap Value Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the M Capital Appreciation Investment Option, M International Equity Investment Option, M Large Cap Growth Investment Option, or the M Large Cap Value Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (for more information on transfer restrictions, please see the following section).

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

We do not impose a charge for transfer requests under your Contract.

Frequent Transfer Restrictions. Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.

Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to any of our dollar-cost averaging programs, or our Asset Rebalancing program; (b) transfers from a Fixed Investment Option at the end of its fixed investment period; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under the Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30- day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply the Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;

●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust and M Fund, Inc. upon request, which they may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Restrictions on the M Fund, Inc. Investment Options. You are not permitted to transfer Contract Values from other Investment Options into the M Capital Appreciation Investment Option, M International Equity Investment Option, M Large Cap Growth Investment Option, or the M Large Cap Value Investment Option. If you currently have Contract Value in the M Capital Appreciation Investment Option, M International Equity Investment Option, M Large Cap Growth Investment Option, or the M Large Cap Value Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Procedure for Transfers among Investment Options

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center. Your request should include:

●	your name;
●	daytime telephone number;
●	Contract number;
●	the names of the Investment Options to and from which assets are being transferred;
●	the amount of each transfer;
●	your signature and date of the request.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar-Cost Averaging Programs

Under our standard dollar-cost averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the standard dollar-cost averaging program:

●	you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;
●	you may discontinue the program at any time;
●	the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;
●	automatic transfers to or from Fixed Investment Options are not permitted under this program; and
●	the program will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.

Under our dollar-cost averaging value program, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the “DCA rate account.” For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

●	that your deposit should be allocated to this program;
●	the Variable Investment Options to which assets will be transferred; and
●	the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

The dollar-cost averaging programs allow investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging programs do not guarantee profits or prevent losses in a declining market and require regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging programs do not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in either dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the dollar-cost averaging programs at any time.

Please consult with your financial representative to assist you in determining whether a dollar-cost averaging program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include all Contract Value in your Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the dollar-cost averaging program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

What fees and charges are deducted from my Contract?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios’ prospectuses.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. We deduct the asset-based administrative services charge daily for administrative and clerical services that the Contracts require us to provide. The rate of the mortality and expense risks and administrative services charges cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract’s total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.

[2]	We pay premium tax upon receipt of Purchase Payment.

[3]	0.08% on Purchase Payments in excess of $500,000.

[4]	Referred to as a “maintenance fee.”

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. Some people refer to this charge as a “contingent deferred withdrawal load.” We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

Here’s how we determine the charge: In any Contract Year after the first, you may withdraw, free of charge, up to 10% of the difference between:

●	the Purchase Payments made prior to the beginning of the Contract Year; and
●	any withdrawals made prior to the beginning of the Contract Year.

We refer to this amount as the free Withdrawal Amount. However, if the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

Withdrawal Charge

(as percentage amount withdrawn or surrenders) 1

First Year	7%
Second Year	6%
Third Year	5%
Fourth Year	4%
Fifth Year	3%
Sixth Year	2%
Seventh Year	1%
Thereafter	0%

1This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

Free withdrawal amounts: If you have any earnings in your Contract, you can always withdraw those earnings without any withdrawal charge. By “earnings,” we mean the amount by which your Contract’s total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn’t have any earnings (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

Here’s how we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free Withdrawal Amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been “withdrawn” under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the Withdrawal Amount comes from Investment Option “A” and 40% from Investment Option “B,” then we deduct 60% of the withdrawal charge from Investment Option “A” and 40% from Investment Option “B.” If any such option has insufficient remaining value to cover the charge, we deduct any shortfall from all of your other Investment Options, pro rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

When withdrawal charges don’t apply: We don’t assess a withdrawal charge in the following situations:

●	on amounts applied to an Annuity Option at the Contract’s Maturity Date or to pay a death benefit;
●	on certain withdrawals if you have elected a Rider that waives the withdrawal charge; or
●	on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans, with respect to this Contract only. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

Optional Benefit Rider Charges (as a percentage of your Contract’s total value unless otherwise stated)[1]
Accumulated Value Enhancement (“CARESolutions Plus”) Rider (as a percentage of your initial Purchase Payment)[2]	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	0.25%
Enhanced Death Benefit Rider[3]	0.25%
Guaranteed Retirement Income Benefit Rider[4]	0.30%
Waiver of Withdrawal Charge (“CARESolutions”) Rider[5]	0.10%

[1]	Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

[2]	This Rider was available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

[3]	In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

[4]	This Rider was not available for Contracts issued after April 30, 2004.

[5]	The charge is shown as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

How can I withdraw money from my Contract?

Surrenders and Withdrawals

Prior to your Contract’s Maturity Date, if the Annuitant is living, you may:

●	surrender your Contract for a cash payment of its “Surrender Value”; or
●	make a withdrawal of a portion of your Surrender Value.

The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax. We determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center. Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “IX. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59 1⁄2, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which is subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets;

●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “IX. Federal Tax Matters – Other Qualified Plans”).

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal request; or
●	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Waiver of Withdrawal Charge Rider

You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The “covered persons” under the Rider are the Owner and the Owner’s Spouse, unless the Owner is a trust. If the Owner is a trust, the “covered persons” are the Annuitant and the Annuitant’s Spouse.

Under this Rider, we waive withdrawal charges on any withdrawals, if all the following conditions apply to a “covered person”:

●	a covered person becomes confined to a nursing home beginning at least 30 days after we issued your Contract;
●	such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and
●	the covered person’s confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does not provide a waiver of withdrawal charges if a covered person has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a covered person satisfies the three conditions listed above, subject to the terms and conditions of this benefit.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or (2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract’s Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

If you purchased this Rider, you and your immediate family may have had access to a national program of eldercare services, including access to a list of long-term care providers who provide special discounts. This benefit is no longer available with the Rider.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters.” For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as “CARESolutions.”

There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., “Variations in Charges or Rates for Eligible Classes”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See “How will the value of my investment in the Contract change over time?” and “What fees and charges are deducted from my Contract?” The same tax consequences that apply to other withdrawals also generally apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose a maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “IV. Basic Information – Telephone and Electronic Transactions.”

What happens if the Owner or Annuitant dies before my Contract’s Maturity Date?

Death Benefits – In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract’s Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

If you die before annuity payments have begun:

●	If the Contract’s designated Beneficiary is your surviving Spouse, your Spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. In that case:
¡	we will not pay a death benefit but your Contract Value will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and
¡	under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your Spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.
●	If the Beneficiary is not your surviving Spouse or if the Beneficiary is your surviving Spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in a Contract on the date of your death must be:
¡	paid out in full within five years of your death; or
¡	where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your “entire interest” in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an Earnings Enhancement Death Benefit Rider is then in force, the “entire interest” in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the “entire interest” equals:

●	the Surrender Value if paid out in full within five years of your death; or
●	where the Beneficiary is an individual, your Contract Value applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Please review your Contract carefully to determine the “entire interest” that will be distributed upon an Owner’s death.

If you die on or after annuity payments have begun, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Notice of the death of an Owner or Annuitant should be furnished promptly to the John Hancock Annuities Service Center.

Death benefits following death of Annuitant. Our payment of the “standard” death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

●	If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner’s death and the Annuitant’s death.
●	If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.
●	If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the Annuitant’s death.
●	If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant’s death. Please review your Contract carefully to determine when a “standard” death benefit is payable.

We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “IV. Basic Information – What fees and charges are deducted from my Contract? – Asset-Based Charges”).

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard death benefit. The standard death benefit under the Contracts is the greater of:

●	your Contract Value, adjusted by any then-applicable market value adjustment; or
●	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered an “Enhanced” Death Benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an “Earnings Enhancement” Death Benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The “Earnings Enhancement” Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans. We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value.

We calculate the death benefit value as of the day we receive in Good Order at the Annuities Service Center:

●	proof of death before the Contract’s date of maturity; and
●	any required instructions as to method of settlement.

We will generally pay the death benefit in a “lump sum” under our current administrative procedures to the Beneficiary you chose, unless:

●	the death benefit is payable because of the Owner’s death, the designated Beneficiary is the Owner’s Spouse, and he or she elects to continue the Contract in force; or
●	an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under “Annuity Options.”

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “IV. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under “Annuity Options.”

What other optional benefits may have been available when I purchased a Contract?

Accumulated Value Enhancement Benefit

If you elected this benefit when you purchased a Contract, we will make a contribution to the Contract Value on a monthly basis if the covered person (who must be an Owner and the Annuitant):

●	is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and
●	is receiving certain qualified services described in the Rider.

The amount of the contribution (called the “Monthly Benefit”) is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the Contract Value can be increased by this benefit (the “benefit limit”). The Rider must be in effect for 7 years before any increase will occur.

You could elect this benefit only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock USA and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See “Limits on Purchase Payments” for a general description of other Purchase Payment limits under the Contract.)

You could not have elected this Rider unless you also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider terminates if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the Contract Value falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge terminates when the Rider terminates.

If you choose to continue the Rider after the Contract’s Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may have been referred to as “CARESolutions Plus.” The Rider was not available in FL, ND, NY and OR.

Please review carefully the tax considerations for optional benefit Riders under “IX. Federal Tax Matters” in this Prospectus.

Guaranteed Retirement Income Benefit

(Applicable only to Contracts issued before May 1, 2004 that may have been issued with the Guaranteed Retirement Income Benefit Rider)

Under this Rider, we guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

●	The Maturity Date must be within the 30 day period following a Contract Anniversary.
●	If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant’s 60th birthday and on or before the Annuitant’s 90th birthday.
●	If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant’s 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our “Option A: Life Annuity with Payments for a Guaranteed Period” described below under “Annuity Options.” The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant’s age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this Annuity Option to be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) are only applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we apply the higher amount to the Annuity Option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you’ve held your Contract for 10 years, you can terminate the Rider by written request.

Do I receive Transaction Confirmations?

We will send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy, and please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

V. General Information about Us, the Separate Account and the Portfolios

The Company

We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. We also have an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444, and its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Account

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account Q.

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce Contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these Contracts.

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Life Insurance Company (U.S.A.) Separate Account Q. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Account Q under Massachusetts law. The Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust or in shares of a corresponding Portfolio of M Fund, Inc.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolio (“MVP”)

In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available an Investment Option that uses strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The MVP offered under the Contract has the following objective and strategies:

Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

You can find a full description of the Lifestyle Balanced MVP Portfolio, including the investment objective, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust and M Fund, Inc. are each a so-called “series” type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

All of the Portfolios are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The NAV class shares of a Portfolio are based upon the expense ratios of the Portfolio’s Series I shares for the year ended December 31, 2016, adjusted to reflect the absence of any Rule 12b-1 fee.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.

Funds of Funds

The John Hancock Variable Insurance Trust’s Lifestyle Balanced MVP and Lifestyle Balanced PS Series are “funds of funds” that invest in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced MVP and Lifestyle Balanced PS Series contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust B Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Active Bond Trust Series NAV	Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
Blue Chip Growth Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series NAV	Jennison Associates LLC	Seeks long-term growth of capital.
Core Bond Trust Series NAV	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Core Strategy Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long term growth of capital; current income is also a consideration.
Equity Income Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.
Global Bond Trust Series NAV	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series NAV	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust B Series NAV	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Value Trust[3] Series NAV	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Lifestyle Balanced MVP Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Balanced PS Series Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Mid Cap Index Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Mid Cap Stock Trust Series NAV	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series NAV	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management Limited	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series NAV	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Short Term Government Income Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth Trust Series NAV	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Index Trust[5] Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Value Trust Series NAV	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Total Bond Market Trust B Series NAV	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

M FUND, INC.[6] M Financial Investment Advisers, Inc.
M International Equity Fund Series NAV	Northern Cross, LLC	Seeks to provide long-term capital appreciation.
M Large Cap Growth Fund Series NAV	DSM Capital Partners LLC	Seeks to provide long-term capital appreciation.
M Capital Appreciation Fund Series NAV	Frontier Capital Management Company, LLC	Seeks to provide maximum capital appreciation.
M Large Cap Value Fund Series NAV	AJO, LP (Aronson Johnson Ortiz)	Seeks to provide long-term capital appreciation.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

[3]	The International Value Trust is sub-subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[5]	The Small Cap Index Trust is not available for Contracts issued after April 30, 2003.

[6]	Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

VI. Information About Fixed Investment Options

In General

All of John Hancock USA’s general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA rate account used with our dollar-cost averaging value program, we have established a “non-unitized” separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate of the Fixed Investment Option you selected, provided that you don’t surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

How the Fixed Investment Options Work

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to the Money Market Variable Investment Option under your Contract, unless you elect to:

●	withdraw all or a portion of any such amount from the Contract;
●	allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or
●	allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract’s Maturity Date, your Maturity Date will automatically be changed to the Annuitant’s 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar-cost averaging value program) prior to its expiration date, we will apply a market value adjustment(“MVA”). An MVA also generally applies to:

●	death benefits pursuant to your Contract (not applicable to Contracts issued in NY);
●	amounts you apply to an Annuity Option; and
●	amounts paid in a single sum in lieu of an annuity.

The MVA increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

●	the guaranteed rate of the Fixed Investment Option from which the assets are being taken with
●	the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than  1⁄2% ( 1⁄4% for Contracts issued in FL and NY), the MVA produces an increase in your Contract’s value.

If the first rate does not exceed the second by at least  1⁄2% ( 1⁄4% for Contracts issued in FL and NY), the MVA produces a decrease in your Contract’s value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the MVA appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the MVA (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

VII. The Accumulation Period

Your Value in Our Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases “accumulation units” of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction divided by value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under “Variable Investment Option Valuation Procedures.”)

Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in any Variable Investment Option can be computed according to the following formula:

number of accumulation units in the applicable Variable Investment Option multiplied by value of one accumulation unit for the Variable Investment Option at that time

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

Your Value in the Fixed Investment Options

On any date, the total value of your Contract in a Fixed Investment Option equals:

●	the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, minus
●	the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus
●	the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus
●	the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus
●	the amount of any charges and fees deducted from that Fixed Investment Option, plus
●	interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger co-Annuitant.

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

●	at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and
●	no later than the maximum age specified in your Contract (normally age 95; in NY it’s the later of age 90 or 10 years after the date we issued your Contract).

Subject to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “IX. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.

Choosing Fixed or Variable Annuity Payments

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for each Variable Investment Option.

We generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we divide your Contract Value pro rata among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), based on the amount of the total value of your Contract that you have in each.

We make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date before we apply such amounts to an Annuity Option. We also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).

Prior to the Maturity Date, you may select a different Annuity Option. However, if your Contract Value on the Maturity Date is less than $5,000, you may only select Option A: “Life Annuity with Payments for a Guaranteed Period” for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

●	you have not made an election prior to the Annuitant’s death;
●	the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and
●	the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here’s how it works:

●	We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.
●	If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one.
●	If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1⁄2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to the Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

●	the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or
●	the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Option A - Life Annuity with Payments for a Guaranteed Period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with Qualified Plans, including IRAs, provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

Option B - Life Annuity without Further Payment on Death of Payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

Option C - Joint and Last Survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

Option D - Joint and 1/2 Survivor; or Joint and 2/3 Survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

Option E - Life Income with Cash Refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee’s life. Upon the payee’s death, we will provide a contingent payee with a lump sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump sum payment, if any, will be for the balance.

Option F - Income for a Fixed Period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

Option G - Income of a Specific Amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

●	Option A: “Life Annuity with Payments for a Guaranteed Period” for the 5 year period and
●	Option B: “Life Annuity without Further Payment on Death of Payee.”

IX. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●	Under current IRS guidance, we expect to determine gain on a withdrawal using the Contract Value. See “IV. Basic Information – What other optional benefits may have been available to me under a Contract?” for a description of the optional benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

Please consult a qualified tax professional for information on any optional benefit Rider.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
●	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
●	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult a qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “IV. Basic Information – How can I invest money in a Contract?” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may have been issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “IV. Basic Information – How can I invest money in a Contract?” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information - What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Other Qualified Plan Type
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
●	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information – What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information – What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

●	We issued your Contract prior to November 12, 2007;
●	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
●	The retirement plan is not subject to Title 1 of ERISA; and
●	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated. Please consult your tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult a qualified tax professional.

X. Other Information

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts cannot be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. Before requesting a change of ownership or making an assignment of your Contract, however, you should consider:

●	A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

●	the rights of any assignees of record; and
●	certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See “IX. Federal Tax Matters” above. Therefore, please consult a competent tax professional before taking any such action.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

Voting Privileges

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Changes to the Separate Account

We reserve the right, subject to applicable law, including any required shareholder approval:

●	to transfer assets from the Separate Account to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;
●	to add or delete Variable Investment Options;
●	to change the underlying investment vehicles;
●	to operate the Separate Account;
●	in any form permitted by law; and
●	to terminate the Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may have reduced or eliminated the amount of charges and deductions of some Contracts where permitted by state law. The affected Contracts involved sales to groups or classes of individuals under special circumstances that we expected to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expected to result in mortality or other risks that were different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates was determined by us based upon such factors as the following:

●	the size of the initial Purchase Payment;
●	the size of the group or class;
●	the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were remitted;
●	the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;
●	the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or
●	the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. Any variation in charges or rates will reflect differences in costs and services and will not be unfairly discriminatory to the interests of any Owner.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents. Signator Investors, Inc. (“Signator”), a subsidiary of ours, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion or servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee for service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution and servicing of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We may also continue to pay commissions or overrides to a limited number or affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Statement of Additional Information

Our Statements of Additional Information (SAI) provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the SAI with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current SAI without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the SAI and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the SAI below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H)

Statement of Additional Information

General Information And History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Additional Information On Section 403(B) Plans Or Tax-Sheltered Annuities

Additional Information On Deferred Compensation Plans Of State And Local Governments And Tax-Exempt Organizations

Calculation Of Annuity Payments

Calculation of Annuity Units

Annuity Unit Values

Mortality Tables

Additional Information About Determining Unit Values

Net Investment Rate

Adjustment of Units and Values

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Purchases And Redemptions Of Portfolio Shares

The Separate Account

Liability For Telephone Transfers

Voting Privileges

Legal And Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statement of Additional Information also contains the Company’s financial statements for the years ended December 31, 2016 and 2015, and its Separate Account financial statements for the year ended December 31, 2016 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2016, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

APPENDIX A: Details About Our Fixed Investment Options

Investments That Support Our Fixed Investment Options

We back our obligations under the Fixed Investment Options with John Hancock USA’s general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our “non-unitized” separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

●	corporate bonds;
●	mortgages;
●	mortgage-backed and asset-backed securities; and
●	government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

No Fixed Investment Options or Market Value Adjustments in OR and WA Contracts

Fixed Investment Options are not available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a “market value adjustment” or “MVA” to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

Guaranteed Interest Rates

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

●	receive your Purchase Payment;
●	effectuate your transfer; or
●	renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of Market Value Adjustment

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

where:

●	g is the guaranteed rate in effect for the current Fixed Investment Option,
●	c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,
●	n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in FL and NY, we use the following formula instead:

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$10,816
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining guarantee period (n)	36 months

Maximum positive adjustment: $10,000 x (1.042 - 1.032) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790.

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$11,025
Guaranteed rate (g)	5%
Guaranteed rate for new 3 year guarantee (c)	5.5%
Remaining guarantee period (n)	36 months

Maximum negative adjustment: $10,000 x (1.052 - 1.032) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 - $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08.

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment	$10,000
Existing guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$11,025
Guaranteed rate (g)	5%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining guarantee period (n)	36 months

Amount of excess interest: $10,000 x (1.052 - 1.032) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

Market Value Adjustment:

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$10,816
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	7%
Remaining guarantee period (n)	36 months

Amount of excess interest: $10,000 x (1.042 - 1.032) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

Market Value Adjustment:

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 - $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

NOTE: All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

APPENDIX B: Example of Withdrawal Charge Calculation

Assume the Following Facts:

On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2002, you make a $1,000 Purchase Payment.

On January 1, 2003, you make a $1,000 Purchase Payment.

On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.

$ 7,000.00 — withdrawal request payable to you
+ 289.36 — withdrawal charge payable to us
$ 7,289.36 — total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1)         We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

(2)         Next we repay to you the $5,000 Purchase Payment you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

$ 5,000
- 200 — free Withdrawal Amount (payable to you)
$ 4,800
x .04
$ 192 — withdrawal charge on 2001 Purchase Payment (payable to us)

$ 4,800
- 192
$ 4,608 — part of withdrawal request payable to you

(3)         We next deem the entire amount of your 2002 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

$ 1,000
x .05
$ 50 — withdrawal charge on 2002 Purchase Payment (payable to us)

$ 1,000
- 50
$ 950 — part of withdrawal request payable to you

B-1

(4)       We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free Withdrawal Amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

$7,000	— total Withdrawal Amount requested
- 500	— profit
- 200	— free Withdrawal Amount
- 4,608	— payment deemed from initial Purchase Payment
- 950	— payment deemed from 2002 Purchase Payment
$ 742	— additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

$ 742.00	=	x – [.06x]
$742.00	=	.94x
$742.00/.94	=	x
$789.36	=	x

$789.36	—	deemed withdrawn from 2003 Purchase Payment
$742.00	—	part of withdrawal request payable to you
$ 47.36	—	withdrawal charge on 2003 Purchase Payment deemed withdrawn (payable to us)

B-2

APPENDIX C: Optional Enhanced Death Benefits

You could have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

●	only if the Rider was available in your state;
●	only when you applied for the Contract;
●	if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and
●	if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

●	the Contract’s Maturity Date; or
●	upon your surrendering the Contract; or
●	a change of ownership, except where a Spousal Beneficiary continues the Rider after an Owner’s death (we explain Contract continuation by a Spouse in the “Distribution Requirements Following Death of Owner” section).

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you cannot request us to terminate the Rider and its charges.

Enhanced Death Benefit Rider

Under this benefit, we will pay the greatest of:

●	the standard death benefit;
●	the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit’s measuring period (less any withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or
●	the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit’s “measuring period” includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life turns age 81. The benefit’s “measuring life” is:

●	the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;
●	the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;
●	the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date; or
●	the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we generally consider that person to be an “Owner” instead of an “Annuitant” for purposes of determining the benefit’s measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract’s total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, please refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract’s date of maturity, upon your surrendering the Contract, or upon your written request that we terminate it.

For a more complete description of the terms and conditions of the Rider you purchased, please refer directly to your Contract.

You should carefully review the tax considerations for optional benefits under “IX. Federal Tax Matters” if you selected this optional benefit.

Earnings Enhancement Death Benefit Rider

(not offered with Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchased the benefit. In certain marketing materials, this benefit may have been referred to as the “Beneficiary Tax Relief” benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

●	if all of the Owners and the Annuitant are under age 70 on the date your benefit was issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 80% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death;
●	if any of the Owners or the Annuitant is age 70 or older on the date your benefit was issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 50% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death; but
●	if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

“Net Purchase Payments,” for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. “Adjusted Net Purchase Payments” means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent’s death (excluding the initial Purchase Payments).

For a more complete description of the terms and conditions of the Rider you purchased, please refer directly to your Contract.

Examples of Earnings Enhancement Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Example 1 - Earnings enhancement death benefit with standard death benefit, no adjustments for withdrawals or Additional Purchase Payments

Assume:

●	You elect the Earnings Enhancement Death Benefit Rider (but not the Enhanced Death Benefit Rider) when you purchased your Contract,
●	At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000,
●	You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,
●	We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when your Contract Value is $180,000.

Calculation of Standard Death Benefit

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your “Net Purchase Payments,” up to a maximum benefit amount equal to 80% of your “Adjusted Net Purchase Payments.”

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments – To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Purchase Payments is $100,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the “Adjusted Net Purchase Payments” is $100,000.

Calculation of Maximum Benefit Amount – The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 80% of the Adjusted Net Purchase Payments ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Purchase Payments ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total death benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

Example 2 - Earnings enhancement death benefit with enhanced death benefit, adjusted for withdrawal and Additional Purchase Payment

Assume:

●	You elect the Earnings Enhancement Death Benefit Rider and the Enhanced Death Benefit Rider when you purchase your Contract,
●	At the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000,
●	You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,
●	On the seventh anniversary of your Contract, your Contract Value is $175,000, which is the highest value on any anniversary date,
●	On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,
●	On the eighth anniversary of your Contract, your Contract Value is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,
●	We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when your Contract Value is $120,000.

Calculation of Enhanced Death Benefit

In this example, the enhanced death benefit is the highest of an accumulated Purchase Payment “roll-up” amount, a “highest anniversary value” amount and your Contract Value on the date the death benefit is determined.

Calculation of Purchase Payment Roll-up - We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the Purchase Payment “roll-up” is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider’s measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the “highest anniversary value” is $105,000.

Your Contract Value on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the Purchase Payment roll-up amount ($75,566.70) and higher than the “highest anniversary value” amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your “Net Purchase Payments,” up to a maximum benefit amount equal to 50% of your “Adjusted Net Purchase Payments.”

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments – To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Purchase Payments is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the “Adjusted Net Purchase Payments” is $95,000.

Calculation of Maximum Benefit Amount – The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 50% of your Adjusted Net Purchase Payments ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Purchase Payments ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total death benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

You should carefully review the tax considerations for optional benefit Riders if you selected any of these optional death benefit Riders. The death benefits under these Riders will decrease if you make withdrawals under your Contract.

APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See “III. Fee Tables” for additional information on these charges.)

Revolution Value

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Accumulation Unit Values - Revolution Value Variable Annuity

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
(M-Fund) M Large Cap Value Fund (formerly M Business Opportunity Value Fund) - NAV Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	19.97	20.36	18.79	14.18	12.24	12.92	11.98	9.73	15.05	14.45
Value at End of Year	21.62	19.97	20.36	18.79	14.18	12.24	12.92	11.98	9.73	15.05
No. of Units	932	976	1,018	1,100	1,156	1,240	1,241	1,757	1,759	3,839
(M-Fund) M Capital Appreciation Fund (formerly Frontier Capital Appreciation Fund) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	25.57	27.71	24.96	18.15	15.65	17.08	13.62	9.28	16.21	14.67
Value at End of Year	30.57	25.57	27.71	24.96	18.15	15.65	17.08	13.62	9.28	16.21
No. of Units	3,572	3,805	3,794	3,838	3,734	3,554	8,901	10,815	10,985	17,917
(M-Fund) M International Equity Fund (formerly Brandes International Equity Fund) - NAV Shares (units first credited 11-11-2004)
Contracts with no Optional Benefits
Value at Start of Year	16.03	16.90	18.41	16.03	13.45	15.75	15.25	12.33	20.75	19.45
Value at End of Year	15.83	16.03	16.90	18.41	16.03	13.45	15.75	15.25	12.33	20.75
No. of Units	2,136	2,223	2,249	2,273	2,946	3,143	3,698	6,089	8,185	13,490
(M-Fund) M Large Cap Growth Fund (formerly Turner Core Growth Fund) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	14.89	14.00	12.86	9.57	8.12	8.28	6.82	5.02	9.97	8.24
Value at End of Year	14.36	14.89	14.00	12.86	9.57	8.12	8.28	6.82	5.02	9.97
No. of Units	6,189	6,516	6,838	7,173	7,709	8,138	8,590	4,061	5,641	8,011
500 Index Trust B - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	7.31	7.31	7.31	7.31	7.31	7.31	7.31	7.31	22.93	22.06
Value at End of Year	37.26	7.31	7.31	7.31	7.31	7.31	7.31	7.31	7.31	22.93
No. of Units	914,953	1,018,820	1,172,025	1,214,976	1,419,822	1,642,059	2,050,144	2,679,049	3,832,019	5,479,803
Active Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.50	18.71	17.71	17.89	16.51	15.78	14.02	11.37	12.86	12.52
Value at End of Year	19.09	18.50	18.71	17.71	17.89	16.51	15.78	14.02	11.37	12.86
No. of Units	1,217,478	1,390,883	1,599,893	1,882,734	2,218,852	2,588,799	3,243,692	4,185,127	5,815,840	8,191,749
Blue Chip Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	8.43	8.43	8.43	8.43	8.43	8.43	7.56	5.35	9.43	8.47
Value at End of Year	16.73	8.43	8.43	8.43	8.43	8.43	8.43	7.56	5.35	9.43
No. of Units	1,013,008	1,165,179	1,314,729	1,582,301	1,874,188	2,179,637	2,709,463	3,323,839	4,399,825	5,680,739
Capital Appreciation Trust - NAV Shares (units first credited 04-29-2006)
Contracts with no Optional Benefits
Value at Start of Year	3.50	3.50	3.50	3.50	3.50	4.05	3.67	2.61	4.21	3.81
Value at End of Year	7.27	3.50	3.50	3.50	3.50	3.50	4.05	3.67	2.61	4.21
No. of Units	775,874	892,557	978,744	1,174,646	1,415,629	1,634,156	1,976,953	2,573,803	3,675,145	5,049,975
Core Bond Trust - NAV Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	15.40	12.50	—	—	—	—	—	—	—	—
Value at End of Year	15.62	15.40	—	—	—	—	—	—	—	—
No. of Units	249,247	258,216	—	—	—	—	—	—	—	—
Core Strategy Trust - NAV Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	13.06	12.50	—	—	—	—	—	—	—	—
No. of Units	523	—	—	—	—	—	—	—	—	—

Revolution Value

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Equity Income Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	13.30	13.30	13.30	13.30	13.30	13.30	13.29	10.70	16.92	16.57
Value at End of Year	13.30	13.30	13.30	13.30	13.30	13.30	13.30	13.29	10.70	16.92
No. of Units	831,634	938,750	1,092,613	1,252,554	1,515,452	1,762,235	2,275,569	2,913,865	4,309,129	5,992,081
Financial Industries Trust (formerly Financial Services Trust) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	21.71	22.57	21.04	16.28	13.96	15.60	14.08	10.07	18.42	20.00
Value at End of Year	25.62	21.71	22.57	21.04	16.28	13.96	15.60	14.08	10.07	18.42
No. of Units	108,086	113,170	132,610	165,297	194,024	248,524	326,085	412,914	530,531	771,807
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - NAV Shares (units first credited 04-25-2008)
Contracts with no Optional Benefits
Value at Start of Year	13.53	13.16	12.14	9.05	7.41	7.65	6.48	5.11	8.56	—
Value at End of Year	14.48	13.53	13.16	12.14	9.05	7.41	7.65	6.48	5.11	—
No. of Units	2,296,391	2,641,249	3,102,725	3,684,136	4,168,494	5,004,759	6,214,410	7,721,071	10,570,987	—
Global Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.76	19.68	19.46	20.86	19.71	18.30	16.78	14.73	15.60	14.41
Value at End of Year	19.11	18.76	19.68	19.46	20.86	19.71	18.30	16.78	14.73	15.60
No. of Units	198,603	226,283	282,565	315,713	386,396	458,197	540,496	645,588	1,074,915	1,117,708
Growth & Income Trust (merged into Optimized All Cap Trust eff 04-25-2008) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.12
Value at End of Year	—	—	—	—	—	—	—	—	—	9.37
No. of Units	—	—	—	—	—	—	—	—	—	14,812,691
Health Sciences Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	50.51	45.36	34.83	23.32	17.90	16.38	14.32	11.00	15.88	13.65
Value at End of Year	44.62	50.51	45.36	34.83	23.32	17.90	16.38	14.32	11.00	15.88
No. of Units	151,999	177,335	202,321	218,417	278,285	271,762	322,045	402,625	582,274	772,294
High Yield Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.96	17.64	17.86	16.64	14.15	14.17	12.61	8.26	11.87	11.82
Value at End of Year	18.37	15.96	17.64	17.86	16.64	14.15	14.17	12.61	8.26	11.87
No. of Units	193,746	225,603	281,582	326,694	404,812	485,082	631,675	846,455	1,183,852	1,729,498
International Equity Index Trust B - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	6.10	6.10	6.10	6.10	6.10	6.10	6.10	6.10	18.67	16.33
Value at End of Year	15.64	6.10	6.10	6.10	6.10	6.10	6.10	6.10	6.10	18.67
No. of Units	330,915	391,255	443,946	504,920	593,744	726,567	909,622	1,148,561	1,655,592	2,578,022
International Value Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.61	12.74	14.74	11.83	10.03	11.65	10.95	—	—	—
Value at End of Year	12.87	11.61	12.74	14.74	11.83	10.03	11.65	—	—	—
No. of Units	458,429	523,326	565,695	665,170	729,066	907,627	1,083,059	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - NAV Shares (units first credited 11-09-2008)
Contracts with no Optional Benefits
Value at Start of Year	14.61	15.13	14.69	13.18	11.92	11.99	10.86	8.40	8.49	—
Value at End of Year	15.14	14.61	15.13	14.69	13.18	11.92	11.99	10.86	8.40	—
No. of Units	3,273,944	3,670,546	4,183,933	5,338,615	6,082,166	7,063,359	8,885,248	11,185,992	14,811,291	—
Lifestyle Balanced PS Series - NAV Shares (units first credited 11-09-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.98	12.50	—	—	—	—	—	—	—	—
No. of Units	3,016	—	—	—	—	—	—	—	—	—

Revolution Value

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Managed Trust (merged into Lifestyle Balanced Trust eff 11-07-2008) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.82
Value at End of Year	—	—	—	—	—	—	—	—	—	10.90
No. of Units	—	—	—	—	—	—	—	—	—	20,953,611
Mid Cap Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	22.67	23.55	21.80	16.58	14.29	14.78	11.87	8.79	13.99	13.17
Value at End of Year	26.90	22.67	23.55	21.80	16.58	14.29	14.78	11.87	8.79	13.99
No. of Units	41,460	43,099	46,972	62,357	87,632	130,116	163,945	183,282	254,466	389,164
Mid Cap Stock Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	23.89	23.89	23.89	23.89	23.89	23.89	23.89	22.94	41.30	33.84
Value at End of Year	23.89	23.89	23.89	23.89	23.89	23.89	23.89	23.89	22.94	41.30
No. of Units	112,971	135,691	151,467	178,992	236,712	274,215	335,719	416,266	551,782	762,360
Mid Value Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	36.98	38.76	35.46	27.31	23.13	24.60	21.45	14.85	23.01	23.18
Value at End of Year	45.32	36.98	38.76	35.46	27.31	23.13	24.60	21.45	14.85	23.01
No. of Units	132,868	148,816	172,486	201,299	238,447	294,518	367,302	473,836	673,639	1,005,541
Money Market Trust - NAV Shares (units first credited 04-29-2016)
Contracts with no Optional Benefits
Value at Start of Year	10.16	—	—	—	—	—	—	—	—	—
Value at End of Year	10.09	—	—	—	—	—	—	—	—	—
No. of Units	1,278,545	—	—	—	—	—	—	—	—	—
Money Market Trust B (merged into Money Market Trust eff 04-29-2016) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	10.20	10.33	10.47	10.61	10.74	10.87	11.01	11.09	11.00	10.62
Value at End of Year	—	10.20	10.33	10.47	10.61	10.74	10.87	11.01	11.09	11.00
No. of Units	—	1,468,480	1,668,973	1,966,967	2,316,166	2,584,549	3,059,207	4,398,470	7,076,794	6,141,993
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	8.48	14.81	13.33
Value at End of Year	—	—	—	—	—	—	—	10.95	8.48	14.81
No. of Units	—	—	—	—	—	—	—	1,355,135	1,925,608	2,644,405
Real Estate Securities Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	42.27	41.63	31.99	32.41	27.97	25.85	20.26	15.75	26.31	31.55
Value at End of Year	44.65	42.27	41.63	31.99	32.41	27.97	25.85	20.26	15.75	26.31
No. of Units	186,492	216,769	258,569	279,127	350,958	449,716	580,856	684,278	957,522	1,422,400
Short Term Government Income Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	15.67	15.76	15.76	16.08	16.09	15.85	15.10	—	—	—
Value at End of Year	15.58	15.67	15.76	15.76	16.08	16.09	15.85	—	—	—
No. of Units	345,684	428,883	472,137	544,590	676,118	753,619	933,304	—	—	—
Short-Term Bond Trust (merged into Short Term Government Income Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.82	16.01	15.70
Value at End of Year	—	—	—	—	—	—	—	15.10	12.82	16.01
No. of Units	—	—	—	—	—	—	—	1,195,626	1,677,093	2,513,136
Small Cap Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	17.97	19.95	18.77	13.18	11.45	12.44	10.31	7.77	13.01	11.56
Value at End of Year	18.15	17.97	19.95	18.77	13.18	11.45	12.44	10.31	7.77	13.01
No. of Units	346,868	387,081	448,203	545,120	631,105	767,639	931,511	1,175,580	1,601,050	2,291,460

Revolution Value

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Small Cap Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	20.74	22.01	21.29	15.54	13.55	14.35	11.49	9.19	14.03	14.51
Value at End of Year	24.79	20.74	22.01	21.29	15.54	13.55	14.35	11.49	9.19	14.03
No. of Units	84,108	89,736	103,061	122,997	143,870	166,751	230,779	269,639	402,481	603,227
Small Cap Value Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	55.69	57.14	53.95	40.97	35.83	35.87	28.79	22.64	31.01	32.34
Value at End of Year	67.47	55.69	57.14	53.95	40.97	35.83	35.87	28.79	22.64	31.01
No. of Units	244,537	282,393	339,470	406,122	483,072	568,182	741,329	932,309	1,308,208	2,009,842
Total Bond Market Trust B (formerly Bond Index Trust B) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	17.89	18.06	17.24	17.89	17.41	16.38	15.57	14.84	14.20	13.42
Value at End of Year	18.10	17.89	18.06	17.24	17.89	17.41	16.38	15.57	14.84	14.20
No. of Units	539,866	630,408	767,195	611,197	722,605	840,833	1,044,505	1,392,129	2,125,665	3,056,726
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	15.59	15.07	15.57	14.52	14.14	13.30	11.84	11.67	10.88
Value at End of Year	—	—	15.59	15.07	15.57	14.52	14.14	13.30	11.84	11.67
No. of Units	—	—	292,770	372,556	519,203	503,818	633,816	755,468	835,932	634,249
Total Stock Market Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	11.56	11.56	11.56	11.56	11.56	11.56	11.56	9.35	15.07	14.51
Value at End of Year	11.56	11.56	11.56	11.56	11.56	11.56	11.56	11.56	9.35	15.07
No. of Units	472,418	535,888	605,169	691,311	797,364	948,013	1,193,131	1,472,270	2,131,691	3,121,007
Ultra Short Term Bond - NAV Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.47	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.40	12.47	—	—	—	—	—	—	—	—
No. of Units	52,357	776	—	—	—	—	—	—	—	—

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Statement of Additional Information (“SAI”)

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Revolution Value SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

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Please send me a REVOLUTION VALUE VARIABLE ANNUITY Statement of Additional Information dated May 1, 2017, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). We will mail the Statement of Additional Information applicable to contracts with the address of record written below. If no contracts are listed with the address of record written below, we may be unable to fulfill the request.

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